UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2017

TRANSATLANTIC PETROLEUM LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-34574	None
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

16803 Dallas Parkway Dallas, Texas	75001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 220-4323

(Former name or former address, if changed since last report)

________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

TransAtlantic Petroleum Ltd. (the “Company”), held its annual meeting of shareholders (the “Annual Meeting”) on May 23, 2017, to (i) elect seven directors to the board of directors, each for a one-year term (“Proposal 1”), (ii) appoint PMB Helin Donovan, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017, (iii) hold an advisory vote on the compensation of its named executive officers (“Proposal 3”), (iv) hold an advisory vote on whether the advisory vote on executive compensation should occur every one, two or three years (“Proposal 4”) and (v) increase the Company’s authorized share capital (“Proposal 5”). For more information about the foregoing proposals, see the Company’s definitive proxy statement dated April 10, 2017.

The table below shows the final results of the voting at the Annual Meeting:

		For	Against	Abstain	Broker Non-Votes
Proposal 1
N. Malone Mitchell 3rd		25,077,979	374,079	36,610	10,151,023
Bob G. Alexander		25,100,584	373,133	14,951	10,151,023
Brian E. Bailey		24,648,883	824,463	15,322	10,151,023
Charles J. Campise		24,894,687	578,659	15,322	10,151,023
Marlan W. Downey		25,103,986	374,281	10,401	10,151,023
Gregory K. Renwick		25,105,728	367,612	15,328	10,151,023
Mel G. Riggs		24,907,289	566,057	15,322	10,151,023

		For	Against	Abstain	Broker Non-Votes
Proposal 2		34,251,485	1,296,502	91,704	0

		For	Against	Abstain	Broker Non-Votes
Proposal 3		24,745,288	698,200	45,180	10,151,023

	Year 1	Year 2	Year 3	Abstain	Broker Non-Votes
Proposal 4	4,263,760	31,002	20,900,747	293,159	10,151,023

		For	Against	Abstain	Broker Non-Votes
Proposal 5		30,683,024	2,488,475	2,468,192	0

Based on the results of the advisory vote on the frequency of the advisory vote on executive compensation, the Company’s board of directors has determined that the Company will hold its advisory vote on executive compensation every three years until the next advisory vote on the frequency of the advisory vote on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 25, 2017

TRANSATLANTIC PETROLEUM LTD.

		By:	/s/ Chad D. Burkhardt
Chad D. Burkhardt
Vice President, General Counsel and Corporate Secretary